EXHIBIT 10.8

AMENDMENT NUMBER ONE TO

CAPITAL SUPPORT AGREEMENT

This Amendment Number One (the “Amendment”) to the Capital Support Agreement, is made as of the 15th day of July 2008, by and between, NORTHERN TRUST CORPORATION and NORTHERN TRUST INVESTMENTS, N.A., as Trustee on behalf of the NTGI Collective Short Term Investment Fund.

WHEREAS, the parties have entered into a Capital Support Agreement (the “Agreement”), dated as of February 21, 2008; and

WHEREAS, the parties desire to amend the Agreement on the terms and subject to the conditions provided herein.

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1.	Unless otherwise expressly provided herein, capitalized terms shall have the meanings assigned to them in the Agreement.

2.	Section 3(c)(iii) of the Agreement is hereby deleted in its entirety and replaced as set forth below:

“(iii) 5:00 p.m. Eastern Time on February 28, 2009.”

IN WITNESS WHEREOF, the parties caused this Amendment No. 1 to the Capital Support Agreement to be executed this 15th day of July, 2008.

NORTHERN TRUST CORPORATION

By:	/s/ William R. Dodds, Jr.
Name:	William R. Dodds, Jr.
Title:	Treasurer

ADDRESS FOR NOTICES:
50 South LaSalle Street
Chicago, IL 60603
Attention: William R. Dodds

NORTHERN TRUST INVESTMENTS, N.A., as Trustee on behalf of the NTGI Collective Short Term Investment Fund

By:	/s/ John L. Krieg
Name:	John L. Kreig
Title:	Senior Vice President

ADDRESS FOR NOTICES:
50 South LaSalle Street
Chicago, IL 60603
Attention: John L. Krieg